Exhibit 10.2

This Confirmation is dated the Signing Date (as defined below) and made between the Parties (as defined below) and constitutes a confirmation as described in the Share Exchange Agreement VERSION 2021001 (the “Master Agreement”), which is hereby incorporated into this Confirmation by reference and shall be read together with this Confirmation to form a single agreement. All terms defined in the Master Agreement shall, unless otherwise defined herein or the context requires otherwise, have the same meanings in this Confirmation.

Seller/Shareholder	Number of Shares of Underlying Asset Held by	Number of Shares of Underlying Asset To Sell	Number of Parent Entity Common Stock To Receive
Lee Ying Chiu Herbert	47,500	47,500	130,978,019,450
so han meng julian	2,500	2,500	8,708,462,003
TOTAL	50,000	50,000	139,686,481,453

KEY COMMERCIAL TERMS

1.	“Address of Shareholders” means Wickhams Cay 1, Road Town, Tortola, British Virgin Islands

2.	“Common Stock” means the ordinary shares of Bonanza Goldfields Corp

3.	“Closing Date” means 31 December 2021

4.	“Director Representative” means NA

5.	“Key Assets” means all goodwill, rights, Intellectual Property and all other tangible and intangible assets belonging to the Underlying Asset.

6.	“Majority Ownership” means 100% or as close as possible to but not less than 100%, ownership and voting rights in the Underlying Asset.

7.	“Parent Entity” means NA

8.	“Party” means each Shareholder and the Purchaser

9.	“Parties” means collectively Shareholders and the Purchaser

10.	“Purchaser” means BONANZA GOLDFIELDS CORP (NVID Company Number: NV20081298721), a company incorporated in the State of Nevada and having its office at Singapore Land Tower, 37th Floor, 50 Raffles Place, Singapore 048623

11.	“Purchaser Additional Undertakings” means NA

12.	“Relevant Number” means 139,686,481,453

13.	“Relevant Percentage” means 100%

14.	“Shareholder” means each Shareholder A and Shareholder B

15.	"Shareholders" means collectively Shareholder A and Shareholder B

16.	“Shareholder A” means LEe ying chiu herbert, an individual with Hong Kong Passport number K04879215 and having his address at Flat B, 5/F, Tower 1, Ruby Court, 55 South Bay Road, Hong Kong

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17.	“Shareholder B” means so han meng julian, an individual with Singapore Passport number E6243693H and having his address at 43 Lai Ping Road, Kau To Shan, Sha Tin, NT, Hong Kong

18.	“Signing Date” means 18 October 2021

19.	“Seller” means Shareholder A and/or Shareholder B

20.	“Seller Additional Undertakings” means NA

21.	“Underlying Asset” means Marvion Holdings Limited (BVI Company Number: 2070230), a company incorporated in British Virgin Islands and having its registered office at Wickhams Cay 1, Road Town, Tortola, British Virgin Islands

22.	“Underlying Asset Number” means 50,000

23.	“Underlying Asset Incorporation Date” means 22 July 2021

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IN WITNESS WHEREOF, this Confirmation has been executed by the parties hereto as of the Signing Date.

SELLER:
SIGNED, SEALED and DELIVERED as a Deed by LEE YING CHIU HERBERT	) ) ) ) ) ) ) )
Number of Shares to sell: 47,500
Number of Common Stock to receive in exchange: 130,978,019,450

SELLER:
SIGNED, SEALED and DELIVERED as a Deed by SO HAN MENG JULIAN	) ) ) ) ) ) ) )
Number of shares to sell: 2,500
Number of Common Stock to receive in exchange: 8,708,462,003

Purchaser:
SIGNED, SEALED and DELIVERED as a Deed by TAN TEE SOO its director(s) or authorised signature(s) (duly authorised by resolution of the board of directors) for and on behalf of Bonanza Goldfields Corp	) ) ) ) ) ) ) )

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